                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                         NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
                              (Name of Registrant)

                          CHARLES H. FIELD, ASSISTANT SECRETARY
--------------------------------------------------------------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee:

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1).
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                                                                   June 23, 1999

Dear Shareholder:

    You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of the Nicholas-Applegate Institutional Funds (the "Trust") to be held on Friday, July 23, 1999, at 10:00 a.m., San Diego time, at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101. At the Special Meeting, shareholders of the Nicholas-Applegate High Quality Bond Fund and the Nicholas-Applegate Short Intermediate Fixed Income Fund (each a "Fund") will be asked to approve a Subadvisory agreement between Nicholas-Applegate Capital Management and Criterion Investment Management LLC.

    The Board of Trustees believes the Subadvisory agreement is in the best interests of the shareholders. Your vote is critical to its success. The Subadvisory agreement will be effected with respect to a Fund only if approved by a majority of the Fund's outstanding shares voted in person or represented by proxy. We hope you will participate by casting your vote in person, or by proxy if you are unable to attend the meeting.

    We thank you for your attention to this matter. We look forward to seeing you at the Special Meeting or receiving your proxy card(s) so your shares may be voted at the Special Meeting. If you have any questions on voting of proxies or the proposal to be considered at the Special Meeting, please call us toll-free at 1-800-551-8045.

                                         Sincerely,

                                                [SIGNATURE]

                                         Arthur E. Nicholas
                                          Chairman of the Board

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 23, 1999

    A Special Meeting of Shareholders (the "Special Meeting") of the High Quality Bond Fund and the Short Intermediate Fixed Income Fund of the Nicholas-Applegate Institutional Funds (the "Trust") will be held at 10:00 am (San Diego time) on Friday, July 23, 1999 at the offices of the Trust, 600 West Broadway, San Diego, California 92101 for the following purposes:

        1. To approve a new Subadvisory Agreement (the "New Subadvisory Agreement") between Nicholas-Applegate Capital Management and Criterion Investment Management LLC.

        2. To transact any other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record of the Trust at the close of business on June 18, 1999, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if you plan to attend the Special Meeting. A postage-paid envelope is enclosed for this purpose. Any shareholder present at the Special Meeting may vote personally on all matters brought before the Special Meeting and in that event your proxy will not be used.

                                   By Order of the Board of Trustees

                                   /s/ Blake Moore, Jr.
                                   ---------------------------------
                                   E. Blake Moore, Jr.
                                   Secretary

Dated: June 23, 1999

                               VOTING INFORMATION

    The Trust is furnishing this Proxy Statement in connection with the solicitation of proxies for use at a special meeting of shareholders to be held July 23, 1999 and at any adjournment thereof (the "Special Meeting"). Shareholders of record at the close of business on June 18, 1999 (the "Record Date") are entitled to vote at the Special Meeting or any adjourned session. These proxy materials are being mailed on or about June 23, 1999.

    Each shareholder is entitled to vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on Record Date. If a shareholder specifies how to vote on a proposal, it will be voted accordingly. If the shareholder gives no direction, the proxy will be voted FOR the proposal described in this Proxy Statement. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A shareholder may revoke a proxy at anytime prior to use by revoking the proxy with the Secretary of the Trust, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

    The presence in person or by proxy of more than one-third of the outstanding shares of beneficial interest of a fund entitled to vote at the Special Meeting will constitute a quorum for that fund. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. If a quorum is not present at the Special Meeting, sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Special Meeting, or the holders of shares present in person or by proxy determine to adjourn the Special Meeting for any reason, the shareholders present in person or by proxy may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting or any adjournment thereof. Any adjournment will require the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the Special Meeting. The persons named in this Proxy Statement will vote in favor of adjournment those favorable shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal, or for any other reason they determine is appropriate. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum.

    In addition to solicitations by mail, proxies may be solicited by officers and regular employees of Nicholas-Applegate Capital Management ("Nicholas-Applegate") by personal interview, by telephone or by facsimile. Nicholas-Applegate will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling, and mailing the Notice of Meeting, Proxy Statement and form of Proxy.

OUTSTANDING SHARES

    As of the Record Date, the Short-Intermediate Fixed Income Fund and the High Quality Bond Fund (the "Fund" or the "Funds") had the following shares outstanding:

                                                                                      TOTAL
NAME OF FUND                                                   SHARES OUTSTANDING    ASSETS
-------------------------------------------------------------  ------------------  -----------
Short Intermediate Fixed Income Fund.........................
High Quality Bond Fund.......................................

    On the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of a Fund:

A. SHORT INTERMEDIATE FIXED INCOME FUND

SHAREHOLDER NAME                                             SHARES OWNED   PERCENTAGE OF FUND
-----------------------------------------------------------  -------------  -------------------
Indiana State Council of Carpenters........................
Health & Welfare Fund Laclede..............................
Community Hospital Foundation..............................

B. HIGH QUALITY BOND FUND

SHAREHOLDER NAME                                             SHARES OWNED   PERCENTAGE OF FUND
-----------------------------------------------------------  -------------  -------------------
Charles Schwab.............................................
Baker Botts................................................

    The officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund on the Record Date.

I. INTRODUCTION

    As the investment adviser of the Funds, Nicholas-Applegate provides investment management and research with respect to each of the Fund's securities and investments through its fixed income management division located in Houston, Texas (the "NACM Fixed Income Division"). Fred S. Robertson, III and James E. Kellerman head the NACM Fixed Income Division's investment management team and serve as portfolio managers for each of the Funds.

    On April 24, 1999, Nicholas-Applegate, Westdeutsche Landesbank Girzozentrale ("WestLB"), and Criterion Investment Management LLC ("Criterion") entered into an Asset Purchase Agreement ("Purchase Agreement") pursuant to which WestLB through Criterion will acquire the assets of the NACM Fixed Income Division and the rights used in connection with the conduct of the fixed income management business. It is further contemplated that Messrs. Robertson and Kellerman will be employed by Criterion and continue to act as portfolio managers for each of the Funds. The consummation of the Transaction is expected to occur on or before July 31, 1999, or, if later, the earliest practicable date on which all the conditions set forth in the Purchase Agreement have been satisfied or waived (the "Closing Date").

    The conditions of consummating the Transaction include: (1) Nicholas-Applegate and Criterion will, subject to shareholder approval, enter into a new Subadvisory Agreement (the "New Subadvisory Agreement") as described below in Section II, (2) Messrs. Robertson and Kellerman will enter into agreements to sever their employment relationships with Nicholas-Applegate and to become employees of Criterion, and (3) all regulatory filings, applications and notifications will have been duly and properly made or obtained. If these and other conditions are not satisfied or waived and the Transaction is not completed, the current investment advisory and portfolio management arrangements between the Funds and Nicholas-Applegate will not change; Nicholas-Applegate will continue to provide investment management and research with respect to all securities and investments in the Funds.

    The Board of Trustees believes that the New Subadvisory Agreement is in the best interest of shareholders of the Funds and recommends that the shareholders approve the New Subadvisory Agreement.

II. PROPOSAL 1. TO APPROVE THE NEW SUBADVISORY AGREEMENT

GENERAL

    The Special Meeting has been called for the purpose of asking shareholders of each of the Funds to approve a New Subadvisory Agreement between Nicholas-Applegate and Criterion. Criterion is a wholly owned subsidiary of WestLB. The Board of Trustees of the Trust seeks this approval as a result of the Purchase Agreement pursuant to which Nicholas-Applegate's will transfer certain assets and rights to WestLB and Criterion. If shareholders of the Funds approve the New Subadvisory Agreement and the Transaction is consummated, Criterion will provide investment research and management with respect to the securities and investments in each of the Funds effective as of the Closing Date.

    Nicholas-Applegate has served as investment adviser to each of the Funds since their inception under an investment advisory agreement ("Investment Advisory Agreement"). The Board of Trustees of the Trust last approved the Investment Advisory Agreement on February 19, 1999. The shareholders of the Short-Intermediate Fixed Income Fund last approved the investment advisory agreement on May 6, 1999, and shareholders of the High Quality Bond Fund last approved the Investment Advisory Agreement on May 7, 1999.

    At a meeting held on May 21, 1999, the Board of Trustees of the Trust, including a majority of the Trustees that are not "interested persons" of the Trust, approved, subject to shareholder approval, the New Subadvisory Agreement. In approving the New Subadvisory Agreement, the Board of Trustees took into account the background and experience of WestLB, the quality of service provided by the NACM Fixed Income Division, the historical returns of the Funds, and assurances that the existing investment advisory personnel would remain substantially intact following consummation of the Transaction. The New Subadvisory Agreement will have no effect on the current investment advisory fees paid by the Funds to Nicholas-Applegate. A description of the New Subadvisory Agreement is provided below under "Terms of the Subadvisory Agreement." Such description is only a summary and is qualified by reference to the New Subadvisory Agreement which is attached Exhibit A.

    If the conditions of the Purchase Agreement are not met or waived or if the Purchase Agreement between Nicholas-Applegate and WestLB is terminated, the Transaction will not be consummated, and Nicholas-Applegate will remain as the sole investment adviser to the Funds. If the shareholders of each of the Funds approve the New Subadvisory Agreement, it will be executed by the approving Fund and become effective on the Closing Date. In the event the shareholders do not approve the New Subadvisory Agreement, the Board of Trustees will determine what action, if any, to take.

INFORMATION ABOUT CRITERION

    Criterion was organized in April 1999 as a Delaware limited liability company and will submit an application with the United States Securities and Exchange Commission to register as an investment adviser under the Investment Advisers Act of 1940. Its principal address is 1990 Post Oak Boulevard, Houston, Texas 77056. WestLB, a public law institution organized under the laws of the State of North Rhine, Westphalia, Germany, is the holder of 100% of the beneficial interest of Criterion. Criterion was formed for the purpose of holding WestLB's interest in the assets of the NACM Fixed Income Division.

    On the Closing Date, Nicholas-Applegate will transfer the assets of the NACM Fixed Income Division to Criterion, which will then be part the institutional investment management business of WestLB. Criterion's business will consist of the existing fixed income investment management business of Nicholas-Applegate, a business which consists of providing investment advice to the Funds and approximately 80 other separate institutional clients with approximately $9 billion in assets under management. At the Closing Date, the Funds will be the only registered open-end investment companies managed by Criterion. In a similar transaction, Nicholas-Applegate purchased the assets of Criterion Investment Management Company (the predecessor of the NACM Fixed Income Division) from Transamerica Corporation in May 1995.

    Listed below are the names and principal occupations of the principal executive officers of Criterion. The principal address of each is 1990 Post Oak Blvd., Suite 1100, Houston, Texas 77056

                                                                                PRINCIPAL OCCUPATION
NAME                                           POSITION WITH CRITERION          WITH NICHOLAS-APPLEGATE
---------------------------------------------  -------------------------------  -------------------------------------
FREDERICK S. ROBERTSON (49)..................  President, Chief Investment      Partner, Chief Investment Officer -
                                                 Officer                          Fixed Income.

JOHN R. PIPKIN (54)..........................  Executive Vice President,        Partner, Director of Marketing
                                                 Client Services

RICHARD E. GRAF (54).........................  Senior Vice President, Client    Partner, Senior Vice President -
                                                 Service                          Marketing and Client Services

JAMES E. KELLERMAN (48)......................  Director of Portfolio            Partner, Portfolio Manager
                                                 Management

INFORMATION ABOUT WESTLB

    WestLB, which traces its history to 1832, was created by the merger of two central banks, or Landesbanken (German State Banks), in the State of North Rhine-Westphalia, Germany, on January 1, 1969. As a German universal bank, WestLB provides commercial and investment banking services regionally, nationally and internationally to public, corporate and bank customers. WestLB is the largest of the Landesbanken and the fourth largest bank in Germany. At December 31, 1998, WestLB had total assets of approximately $323 billion.

    The WestLB Group operates through a branch network in Germany and an extensive network of banking subsidiaries, branches and representative offices to provide a range of financial services to its clients in over 35 countries worldwide. WestLB operates a New York branch pursuant to a license granted by the Superintendent of Banks of the State of New York in 1975. The New York branch offers a wide range of financial products and advisory services, in such areas as corporate finance, project finance, asset securitization, leveraged leases (including aircraft finance), municipal finance, real estate finance and film finance. It offers an equally broad range of treasury and capital markets products, such as interest rate and currency derivatives, foreign exchange and currency options. As of December 31, 1998, the assets of the New York branch, together with those of WestLB's Cayman Island Branch, amounted to approximately $49 billion.

    The asset management business of the WestLB Group is currently provided by independent subadvisers in Dusseldorf, London, Tokyo, and Paris for various institutional clients with approximately $23 billion in assets under management. Approximately 85% of the assets under management are managed for German clients. The assets under management break down into the following asset classes:

German interest bearing securities...................................        36%
International interest bearing securities............................        24%
German equity securities.............................................        15%
International equity securities......................................        15%
Money market instruments.............................................        10%

The institutional clients are grouped as follows:

Savings Banks........................................................        38%
Commercial Banks.....................................................        17%
Insurance Companies..................................................        21%
Pension Funds........................................................        11%
Business Enterprises.................................................        10%
Central Banks........................................................         1%
Other................................................................         2%

TERMS OF THE NEW SUBADVISORY AGREEMENT

    Under the New Subadvisory Agreement, Criterion provides, subject to the supervision of the Trustees of the Trust, provides continuous investment program including investment research and management with respect to all securities and investments and cash equivalents in each of the Funds.

    The New Subadvisory Agreement will take effect on the Closing Date and will continue in effect for a two year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect as to a Fund for successive annual periods, provided such continuance is approved annually (i) by the vote of a majority of those Trustees who are not "interested persons" of the Trust, and
(ii) by a majority of the Trustees of the Trust or by a vote of the outstanding voting securities of such Fund. The New Subadvisory Agreement may be terminated without the payment of any penalty by the Trust, Nicholas-Applegate, or Criterion upon not less than 60 days' notice. The New Subadvisory Agreement will also immediately terminate in the event of an assignment.

    The New Subadvisory Agreement provides that Criterion will furnish at its own expense all necessary and investment management facilities, including salaries of personnel, required to render investment advisory services to the Funds. The investment advisory services of Criterion to the Funds will not be exclusive under the terms of the New Subadvisory Agreement and Criterion will be free to furnish similar services to others.

    In performing its obligations under the New Subadvisory Agreement, Criterion is required to comply with all applicable laws. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, Criterion shall not be liable to the Trust or any of the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    As compensation for Criterion's services under the New Subadvisory Agreement, Nicholas-Applegate will pay Criterion monthly, a subadvisory fee at the an annual rate of .25% of each of the Fund's average daily net assets. The New Subadvisory Agreement will have no effect on the current investment advisory fees paid by the Funds to Nicholas-Applegate.

VOTE REQUIRED

    Shareholders of each of the Funds will vote on the approval or disapproval of the New Subadvisory Agreement only with respect to their Fund. The approval or disapproval of the New Subadvisory Agreement with respect to one Fund will have no effect on the effectiveness of the New Subadvisory Agreement with respect to the other Fund. Approval of the New Subadvisory Agreement for each Fund will require approval of the vote of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940. A vote of the majority of the outstanding voting securities of a Fund means the lesser of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; (B) more than 50% of the outstanding voting securities of a Fund.

           THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT TRUSTEES,
             RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1

III. ADDITIONAL INFORMATION

PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the policies established by the Trust's Board of Trustees and the supervision of Nicholas-Applegate, Criterion will place all orders for the purchase and sale of portfolio securities for the account of a Fund with brokers or dealers selected by Criterion. In executing portfolio transactions and selecting brokers or dealers, Criterion will use its best efforts to seek on behalf of a Fund the best available price and execution, taking into account such factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

    In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, Criterion may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to a Fund and/or other accounts over which Criterion or any affiliate of Criterion exercises investment discretion. Criterion is authorized to pay a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, Criterion determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of Criterion to the particular Fund and to the Trust. Criterion may also select brokers who sell shares of the various series of the Nicholas-Applegate Institutional Funds to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review of the Trustees.

    Although Criterion will make investment decisions for the Funds independently from those of its other accounts, investments of the kind made by the Funds may also be made by such other accounts. When Criterion buys or sells the same security at substantially the same price on behalf of the Funds and one or more other accounts managed by Criterion, Criterion allocates available investments by such means as, in its judgment, results in fair treatment.

    During the fiscal year ended March 31, 1999, none of the Funds paid any brokerage commissions to brokers then affiliated with Nicholas-Applegate, Criterion or the Trust.

PRINCIPAL UNDERWRITER

    Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Fund. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of Nicholas-Applegate.

PRINCIPAL ADMINISTRATOR

    Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the principal administrator for the Trust. Nicholas-Applegate is also responsible for providing administrative services which are not provided by Brown Brothers Harriman & Co.

INTERESTS AND AFFILIATIONS OF CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

    The following persons are both officers or Trustees of the Trust and officers or partners of Nicholas-Applegate:

    Arthur E. Nicholas, John McDonnell, and E. Blake Moore, Jr.

    No persons act as both officers or Trustees of the Trust and officers or directors of Criterion or WestLB.

    By virtue of their respective interests in Nicholas-Applegate and the Transaction, Messrs. Nicholas, Robertson, Kellerman, Pipkin and Graf stand to benefit from the consummation of the Transaction and may be deemed to have a substantial interest in shareholder approval of Proposal 1.

III. OTHER MATTERS

    At the time of the preparation of this Proxy Statement, management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

    So far as management is presently aware, there is no litigation pending or threatened against the Funds.

    The Trust will furnish to you upon request, without charge, a copy of the latest annual report for the Trust's fiscal year and a copy of the latest semi-annual report for any subsequent semi-annual period. Please direct requests by calling 1-800-551-8643 or by writing the Trust at 600 West Broadway, 30th Floor, San Diego, California 92101.

IV. NEXT MEETING OF SHAREHOLDERS

    The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940, and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

               PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                                   EXHIBIT A
                     FORM OF PROPOSED SUBADVISORY AGREEMENT

    This Subadvisory Agreement (the "Agreement") is entered into as of
           , 1999 between NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, a California limited partnership (the "Manager"), and CRITERION INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser").

    WHEREAS Nicholas-Applegate Institutional Funds, a Delaware business trust (the "Trust"), a diversified open-end management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a series type investment company that is comprised of various series, each of which is a separate investment portfolio having its own investment objectives and investment policies;

    WHEREAS the Manager has entered into an investment advisory agreement with
the Trust dated May   , 1999 (the "Management Agreement") pursuant to which the
Manager has been retained to furnish investment advisory services to the Trust and each of its series;

    WHEREAS the Subadviser is engaged in business as an investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

    WHEREAS pursuant to the approval of the Trust and the authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Subadviser to furnish investment advisory services to one or more series of the Trust, and the Subadviser is willing to provide such services;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

    1.  SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

        a. Subject always to the supervision of the trustees of the Trust (the "Trustees"), the Subadviser will provide a continuous investment program for each of the series listed on Schedule A (each such series, a "Fund"), including investment research and management with respect to all securities and investments and cash equivalents in a Fund. The Subadviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to a Fund. In the performance of its duties, the Subadviser (i) will provide services under this Agreement in accordance with a Fund's investment objectives, policies and restrictions as set forth in its current prospectus and statement of additional information as provided to the Subadviser by the Trust, (ii) will comply with the 1940 Act and all rules and regulations thereunder, and all other applicable law, and will comply with other written directions which the Trustees or the Manager, as the case may be, may from time to time provide, and (iii) shall exercise the same care and diligence as required of the Manager pursuant to the terms of the Management Agreement in the form provided by the Manager to the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund.

        b. In the event that the Manager designates one or more series with respect to which it and the Trust wish to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

        c. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder in a professional manner and
    (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of each Fund, including assistance in obtaining and verifying prices for portfolio securities.

        d. The Subadviser will place all orders for the purchase and sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Subadviser. In executing portfolio transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of a Fund the best available price and execution. In assessing the best overall terms available for any transaction, the Subadviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

        In evaluating the best overall terms available, and in selecting the broker or dealer or execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") provided to a Fund and/or other accounts over which the Subadviser or any affiliate of the Subadviser exercises investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the particular Fund and to the Trust. The Subadviser may also select brokers who sell shares of the various series of Nicholas-Applegate Mutual Funds to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review of the Trustees.

        In executing portfolio transactions for any Fund, the Subadviser may, but will not be obligated to, aggregate the securities to be sold or purchased with those of other funds and its other clients where such aggregation is not inconsistent with the policies set forth in the prospectus, to the extent permitted by applicable laws and regulations. In such event, the Subadviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and such other clients.

        e. The Subadviser will make available to the Trust and the Manager, promptly upon request, any of the Funds' investment records and ledgers maintained by the Subadviser as are necessary to assist the Trust and the Manager to comply with the requirements of the 1940 Act, the Advisers Act, and other applicable laws. The Subadviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to each Fund which may be requested in order to ascertain whether the operations of such Fund are being conducted in a manner consistent with applicable laws and regulations.

        f. The Subadviser will provide reports to the Trustees for consideration at meetings of the Trustees on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Trustees with respect to each Fund such periodic and special reports as the Trustees and/or the Manager may reasonably request.

        g. The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for a Fund not expressly assumed by the Subadviser pursuant to this Section 1.

    2. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER. The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

    3.  ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS
AGREEMENT. This Agreement shall automatically terminate with respect to a Fund, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust, with respect to such Fund, shall have terminated for any reason, and the Manager shall provide notice of any such termination of the Management Agreement to the Subadviser.

    4. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the first date written above, and shall remain in full force and effect continuously thereafter with respect to each Fund (unless terminated automatically as set forth in Section 3) until terminated as follows:

        a. The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser, or

        b. Unless sooner terminated as provided herein, this Agreement will continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement will continue in effect as to a Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trustees or by vote of a majority of the outstanding voting securities of such Fund), by the Manager or by the Subadviser, upon not less than 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as the meaning of such terms in the 1940 Act).

    5. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the Advisers Act, (b) the Securities and Exchange Commission (the "SEC") has censured the Subadviser, placed limitations on its activities, functions , or operations; suspended its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (c) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; (d) the Subadviser has a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended; (e) there is a change in control, or an agreement contemplating a change in control, of the Subadviser or any parent of the Subadviser within the meaning of the 1940 Act; or (f) there is a material adverse change in the business or financial position of the Subadviser.

    6. EXCULPATION OF SUBADVISER. The Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Trust in connection with the matters to which this Agreement relates, except for liability resulting from wilful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, or by reason of the Subadviser's reckless disregard of its obligations and duties under this Agreement.

    The Manager will indemnify and hold harmless the Subadviser from and against all liabilities, damages, costs and expenses that the Subadviser may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Subadviser with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Trust and Fund; PROVIDED, HOWEVER, that the Subadviser will not be entitled to indemnification with respect to any liability to the Trust or the Manager by reason of willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, or by reason of the Subadviser's reckless disregard of its obligations and duties under this Agreement.

    7. EXERCISE OF VOTING RIGHTS. Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

    8.  DISCLOSURE ABOUT SUBADVISER.  The Subadviser has reviewed Post-Effective
Amendment No.   to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadviser, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of a material fact, and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Subadviser further represents and warrants that it is registered as an investment adviser under the Advisers Act and will maintain such registration as long as this Agreement remains in effect.

    9. BOOKS AND RECORDS. The Subadviser hereby agrees that all records that it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records required to be maintained by Rule 31a-1 under the 1940 Act.

    10. CONFLICTS OF INTEREST. It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

    11. SERVICES NOT EXCLUSIVE. The Subadviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorize by the Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Subadviser hereunder are not deemed exclusive, and the Subadviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

    12. NOTICES. All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at the address indicated below:

    If to the Manager:

    Nicholas-Applegate Capital Management
    600 West Broadway
    San Diego, California 92101
    Fax: (619) 687-8138
    Attention: E. Blake Moore, Jr., General Counsel

    If to the Subadviser:

    Criterion Investment Management LLC
    1990 Post Oak Boulevard
    Suite 1100
    Houston, Texas 77056
    Fax: (713) 963-5213
    Attention: Fred Robertson

    13. GOVERNING LAW. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts of laws, of the State of California; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

    14. MISCELLANEOUS. This Agreement represents the entire agreement pertaining to the subject matter hereof between the parties and supersedes all prior agreements and understandings pertaining thereto. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof. Should any provision of this Agreement be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. This Agreement may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one counterpart.

    For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

    IN WITNESS WHEREOF, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT and CRITERION INVESTMENT MANAGEMENT LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

CRITERION INVESTMENT                           NICHOLAS-APPLEGATE
MANAGEMENT LLC                                 CAPITAL MANAGEMENT

By:
  ---------------------------------------      By:
                                               -----------------------------------------
  Name:                                        E. Blake Moore, Jr.
  Title:                                         General Counsel

                                   SCHEDULE A

        1.  The following series of the Trust are covered by this Agreement:

           High Quality Bond Fund

           Short-Intermediate Fixed Income Fund

        2. The Subadviser fee for each Fund shall be paid monthly in U.S. dollars in arrears. The fee shall be equal to an annual rate of 0.25% of the average daily net asset value with respect to such Fund. For a month in which this Agreement becomes effective or terminates with respect to a Fund, the portion of the Subadviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

                   NICHOLAS-APPLEGATE HIGH QUALITY BOND FUND

              SERIES OF THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned hereby appoint(s) E. Blake Moore, Jr., and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate High Quality Bond Fund of the Nicholas-Applegate Institutional Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Nicholas-Applegate Institutional Funds at 600 West Broadway, San Diego, California 92101, on July 23, 1999 at 10:00 a.m. and at any adjournment thereof. This Proxy shall be voted on the proposal described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTE "FOR" THE PROPOSAL.

    This Proxy will not be voted unless it is dated and signed exactly as instructed below.
                                                  ______________________________
                                                Signature, Title, if applicable
                                                ________________________________
                                                   Signature, if held jointly
                                                  Date: _________________, 1999.

    Please indicate your vote by an "X" in the appropriate box below.

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve a new subadvisory agreement between Nicholas-Applegate Capital Management and Criterion Investment Management LLC

     / / FOR          / / AGAINST      / / ABSTAIN

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

            NICHOLAS-APPLEGATE SHORT INTERMEDIATE FIXED INCOME FUND

              SERIES OF THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Short Intermediate Fixed Income Fund of the Nicholas-Applegate Institutional Funds which the undersigned is entitled vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Nicholas-Applegate Institutional Funds at 600 West Broadway, San Diego, California 92101, on July 23, 1999 at 10:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSAL.

    This Proxy will not be voted unless it is dated and signed exactly as instructed below.
                                                  ______________________________
                                                Signature, Title, if applicable
                                                ________________________________
                                                   Signature, if held jointly
                                                  Date: _________________, 1999.

    Please indicate your vote by an "X" in the appropriate box below.

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve a new subadvisory agreement between Nicholas-Applegate Capital Management and Criterion Investment Management LLC

     / / FOR          / / AGAINST      / / ABSTAIN

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.